SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN DOMESTIC EQUITY FUNDS II

I.       Evergreen Equity Income Fund (the "Fund")

         Effective May 1, 2004, the section of the prospectus entitled "INVESTMENT STRATEGY" of the Fund is revised. The second paragraph of the section is replaced with the following:

              The Fund normally invests at least 80% of its assets in equity securities including common stocks and securities convertible into common stocks across all market capitalizations that produce income. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality.


March 30, 2004                                                  568413 (3/04)